Exhibit 10.12



                             STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT ("Agreement") is made and entered into as of April 2, 1999 by and between Track Securities Corp. ("Securities"), as first party and Track Data Corporation ("Data"), as second party.

                                    RECITALS

A. Securities, a Florida corporation, engages in the business of a broker and dealer in securities and is registered as such with the Securities and Exchange Commission. Securities is willing to grant the option ("Option") provided for in this Agreement, on the terms and conditions set forth herein, for the consideration provided for below.

B. Data owns and operates an internet-based order entry/ communication system which is currently licensed to Track Data Securities Corp. ("TDS"), a Delaware corporation and wholly owned subsidiary of Securities. TDS has certain limited rights to re-license said system to Securities. Data desires to acquire the Option, on the terms and conditions provided for below.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Adoption  of  Recitals.  The  parties  hereto  adopt  the  foregoing
       ----------------------
Recitals as an integral part of this Agreement and agree and affirm that construction of this Agreement shall be guided thereby.

2.    Grant  of  the  Option.
      ----------------------

      (a) Subject to the terms and conditions hereof, Securities hereby grants to Data an option (exercisable as described below) to purchase from Securities, one hundred percent (100%) of the shares of TDS now owned or hereafter acquired by TDC (the "Shares"). The purchase price for the Shares to be purchased by Data upon exercise of the Option (the "Option Price") shall be ten thousand dollars ($10,000.00).

      (b) The Option may be exercised by Data by giving written notice thereof to Securities, stating that the Option is then being exercised; and tendering full payment therefor in the form of a certified or bank cashier's check payable to Securities (and/or its transferee(s), as the case may be) at any time prior to the expiration date specified in sub-paragraph c, below. Within three (3) business days of Securities' receipt of such notice and payment, it shall cause delivery to Data, or its representatives, certificates representing the Shares so purchased by Data, registered in the name of Data or, to the extent provided below, its designee. During the Term of the Option, all of the shares of TDS owned by Securities shall be delivered to and held by an independent escrow agent as agreed by the parties of the shares; initially, Oscar D. Folger, Esquire, of the Law Offices of Oscar Folger, New York, New York, shall serve as the escrow agent.

      (c) The Option shall expire, and be of no further force or effect, if not exercised, in the manner set forth above, on or before the close of business on August 31, 2005 ("expiration date"); unless such day is not a business day in the State of New York, in which case the expiration date shall be the last business day prior to August 31, 2005.

      (d)  Data may not transfer (i) its rights under this Agreement,
(ii) any right or interest in the Option or (iii) any right or interest in the Shares except to an entity in which Data owns not less than a seventy five Percent beneficial and record ownership interest.

      (e) It is the intention of the parties pursuant to the foregoing provisions of this Section 2 that, following Data's proper exercise of the Option, Data shall own one hundred percent (100%) of all of the equity of TDS, including all of the issued and outstanding shares of capital stock of TDS as are then owned by Securities. Accordingly, during the term of this Agreement, Securities hereby agrees that it shall not (i) hereafter cause or permit TDS to issue any shares of capital stock to any person or entity (other than to Data) without the written consent of Data or (ii) sell, assign, transfer or otherwise dispose of any of the Shares to any person or entity, except upon the prior written consent of Data, which consent may be given or withheld for any reason or for no reason, in Data's sole discretion.


3.     Employment  Provisions  Upon  the direction of Data, Securities agrees to
       ----------------------
employ Barry Hertz, Marty Kaye and up to five additional designees of Data as registered representatives of Securities and provide them with such support and sponsorship as is necessary to obtain and maintain any necessary licenses and registrations. Securities further agrees, at the direction of Data, to maintain and support up to seven employees in its securities broker/dealer operations.

4.    Non  Recourse.  The  parties  expressly  understand  and  agree that
      -------------
nothing contained in this Agreement or in any other agreement or instrument entered into by the parties in connection with this Agreement, shall be construed as creating any liability with respect to Barry Hertz, Marty Kaye or any other representative of Data to personally perform any covenant, express or implied, herein or therein contained (except for their personal undertakings hereunder) it being understood that all such liability (other than any liability relating to such personal undertakings) is hereby expressly waived by Securities, its representatives and on behalf of every other person now or hereafter claiming any right hereunder or thereunder).

5.    Payment for Option.  As consideration for the Option granted hereby,
      ------------------
     Data has paid to Securities the sum of one thousand dollars ($ 1,000.00). By signing this Agreement, Securities acknowledges its receipt of such payment.

      Representations  and  Warrantees.
      --------------------------------

      (a) Securities  represents  and  warrants  that:

          (i) It is the sole record and beneficial owner and holder of any and all equity interest(s) of TDS;

          (ii) Except as provided herein, it has not assigned or transferred any right or interest in TDS to any other person and has not granted any other option in or to an equity interest in TDS to any other person.

          (iii)Prior to the expiration of the term of this Agreement, as provided in Section 2 (c) above, it shall cause TDS to operate in the manner in which it has operated heretofore, conducting normal business operations; and shall not permit or cause TDS to engage in any extraordinary transactions, enter into any material contracts or effect any corporate reorganization, except to the extent agreed to, in writing, by Data or, if applicable, her designee. Notwithstanding the above, Securities' representatives may complete, process and file any applications necessary for TDS to register and qualify as a "broker dealer" to the extent provided under the Securities Act of 1934 and similar state law.

          (iv) The current capitalization of TDS consists of 10,000 shares of common stock, one dollar ($1.00) par value, all of which have been issued and outstanding, and all of which are fully paid and nonassessable;

          (v)   Execution of this Agreement  and  consummation  of  the
transactions  contemplated herein will not violate any law nor     conflict with
its  Articles  of Incorporation, by-laws or with any     contract or covenant to
which  it  is  bound;

          (vi) TDS is a domestic corporation in and is currently in good standing in the State of Delaware.

     (c)  Data  represents  and  warrants  that:

          (i)   It is acquiring the Option  and,  upon  exercise  thereof  (if
applicable),  the  Shares  solely  for  its  investment purposes     and not for
purposes  of  resale  or  distribution;

          (ii)  The Shares, upon delivery, will  bear  a  legend to the effect
that  the Shares may not be sold or transferred except     pursuant to effective
registration  under  the  Securities  Act  of     1933  (or  a  valid  exemption
therefrom)  and  compliance  with     any  applicable  state  securities  law;

          (iii) Execution of this Agreement and consummation of the transactions contemplated herein will not violate any law, nor conflict with any undertaking, contract or covenant to which it is bound.


7.   Miscellaneous.
     -------------

     (a) All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given five (5) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand by facsimile, or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

     If  to  Securities:

          Track  Securities  Corporation
          1800  Corporate  Boulevard;  Suite  303
          Boca  Raton,  Florida  33431
          Attention:  Jack  Spiegelman,  President
          Fax:  (561)  994-0445


     If  to  Data:

          Track  Data  Corporation
          95  Rockwell  Place
          Brooklyn,  New  York  11217
          Attention:  Marty  Kaye,  Vice  President
          Fax:  (718)  260-4375

     with  a  copy  to:

          Wildman,  Harrold,  Allen  &  Dixon
          225  South  Wacker  Drive;  Suite  3000
          Chicago,  Illinois  60606
          Attention:  Robert  P.  Bramnik,  Esq.
          Fax:  (312)  201-2555



and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 7(a).

     (b)  This  Agreement  constitutes  the  entire  agreement  between  the
parties  with respect to the subject matter hereof and shall be     binding upon
and  inure  to  the  benefit of the parties and their legal     representatives,
successors  and  assigns.

     (c) This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

     (d) The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement or to exercise any right or privilege conferred by this Agreement shall not be construed as a waiver of any terms, covenants, conditions, rights or privileges, and no waiver of any of the terms, covenants or conditions of this Agreement shall be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     (e) This Agreement, and the rights and obligations of the parties shall expire, and be of no further force or effect on the earlier of (i) the date on which the Option is exercised and appropriate Shares are issued by Securities to Data or, if appropriate, its designee or (ii) the expiration date provided for in section 2 (c), above.

     (f) The section or paragraph headings or titles herein are for convenience only and shall not be deemed to be a part of this Agreement.

     (g) This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of New York applicable to contracts made in that State.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

TRACK  DATA  CORPORATION               TRACK  SECURITIES  CORP.



By:                                   By:
    ------------------------             ------------------------
     Its  Vice  President                 Its  President